UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 14, 2014

CF Industries Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-32597 (Commission File Number)	20-2697511 (I.R.S. Employer Identification No.)

4 Parkway North, Suite 400 Deerfield, IL	60015
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (847) 405-2400

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As noted in Item 5.07 of this Current Report on Form 8-K, at the 2014 annual meeting of stockholders of CF Industries Holdings, Inc. (the “Company”) held on May 14, 2014 (the “Annual Meeting”), the Company’s stockholders approved the adoption of the CF Industries Holdings, Inc. 2014 Equity and Incentive Plan (the “Plan”).  The Plan permits the grant of stock options, stock appreciation rights, performance awards, restricted stock and restricted stock units and other stock or cash-based awards to employees, consultants, independent contractors and non-employee directors of the Company and its subsidiaries.  A total of 2,789,725 shares of common stock has been reserved for issuance under the Plan (plus shares which are subject to awards under the CF Industries Holdings, Inc. 2005 Equity and Incentive Plan and CF Industries Holdings, Inc. 2009 Equity and Incentive Plan which expire or are forfeited without the issuance of common stock ).  The Plan will expire on May 14, 2024 unless terminated sooner by the board of directors (the “Board”) of the Company.  A description of the Plan is provided in the Company’s Definitive Proxy Statement (the “Proxy Statement”) filed with the Securities and Exchange Commission (the “SEC”) on April 3, 2014. The foregoing description of the Plan is qualified in its entirety by the terms of the Plan, which is incorporated by reference as Exhibit 10.1 hereto and incorporated by reference herein.

On May 14, 2014, following the Annual Meeting and Stephen R. Wilson’s retirement from the Board, the Board selected Stephen A. Furbacher as Chairman of the Board.  Also on May 14, 2014, in connection with Mr. Wilson’s retirement from the Board, the Board, upon recommendation of the Compensation Committee of the Board, approved an amendment to certain outstanding stock option and restricted stock awards held by Mr. Wilson (the “Award Agreement Amendment”).  Pursuant to the terms of the Award Agreement Amendment, outstanding unvested restricted stock awards vested pro-rata on Mr. Wilson’s retirement date and certain outstanding unvested stock option awards will continue to vest pursuant to the terms of such award agreements.  The foregoing description of the Award Agreement Amendment is qualified in its entirety by the terms of the Award Agreement Amendment, which is incorporated by reference as Exhibit 10.2 hereto and incorporated by reference herein.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As noted in Item 5.07 of this Current Report on Form 8-K, at the Annual Meeting, the Company’s stockholders approved amendments to the Company’s Amended and Restated Certificate of Incorporation (the “Charter”) to (i) eliminate supermajority voting provisions from Article V of the Charter, related to the removal of directors, (ii) eliminate supermajority voting provisions from Article X of the Charter, related to the amendment of the bylaws, (iii) eliminate supermajority voting provisions from Article XI of the Charter, related to certain amendments to the Charter, and (iv) grant holders of not less than 25% of the Company’s outstanding common stock the right to call a special meeting of stockholders.  In connection with the approval of these amendments to the Charter, and as disclosed in the Company’s Proxy Statement, the Board amended and restated the Charter and filed the Second Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware on May 14, 2014.

Upon stockholder approval of the special meeting charter amendments described above, amendments to the Company’s Amended and Restated Bylaws (the “Bylaws”) set forth in Appendix B to the Proxy Statement became effective.  In addition, on May 14, 2014, the Board adopted conforming amendments consistent with the amendments to Article V and Article X of the Charter, described above, to eliminate supermajority voting provisions from Article III, Section 6 and Article IX, Section 1 of the Bylaws and amended and restated the Bylaws.

The foregoing description is qualified in its entirety by the full text of the Second Amended and Restated Certificate of Incorporation and the Second Amended and Restated Bylaws, copies of which are incorporated by reference as Exhibit 3.1 and Exhibit 3.2, respectively, and incorporated by reference herein.  In addition, a copy of the Company’s Second Amended and Restated Bylaws, marked to show changes as compared to the Company’s Amended and Restated Bylaws, as amended through May 14, 2013, is filed herewith as Exhibit 3.3.

Item 5.07 Submission of Matters to a Vote of Security Holders.

As noted in Item 5.02 of this Current Report on Form 8-K, the Company held its Annual Meeting on May 14, 2014.  The final results of the items submitted to a vote of stockholders are as follows:

1.                                      The election of three class II directors and two class III directors to serve until the 2015 annual meeting of stockholders:

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Robert C. Arzbaecher	38,409,891	636,125	111,130	2,999,056
William Davisson	38,452,131	597,837	107,178	2,999,056
Stephen J. Hagge	38,422,478	627,223	107,445	2,999,056
Robert G. Kuhbach	38,461,182	588,640	107,324	2,999,056
Edward A. Schmitt	38,264,257	735,381	157,508	2,999,056

2.                                      The approval of an amendment to the Charter to eliminate supermajority voting provisions from Article V (removal of directors):

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Approval of an amendment to the Charter to eliminate supermajority voting provisions from Article V	38,944,682	104,670	107,794	2,999,056

3.                                      The approval of an amendment to the Charter to eliminate supermajority voting provisions from Article X (amendment of bylaws):

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Approval of an amendment to the Charter to eliminate supermajority voting provisions from Article X	38,942,218	105,118	109,810	2,999,056

4.                                      The approval of an amendment to the Charter to eliminate supermajority voting provisions from Article XI (certain amendments to Certificate of Incorporation):

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Approval of an amendment to the Charter to eliminate supermajority voting provisions from Article XI	38,937,743	107,230	112,173	2,999,056

5.                                      The approval of an amendment to the Charter to grant holders of not less than 25% of the Company’s outstanding common stock the right to call a special meeting of stockholders:

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Approval of an amendment to the Charter to grant holders of not less than 25% of the Company’s outstanding common stock the right to call a special meeting of stockholders	38,905,705	144,665	106,776	2,999,056

6.                                      The advisory vote regarding the compensation of the Company’s named executive officers:

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Advisory vote on executive compensation	36,164,822	2,715,016	277,308	2,999,056

7.                                      The approval of the Company’s 2014 Equity and Incentive Plan:

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Approval of the 2014 Equity and Incentive Plan	36,930,089	2,110,927	116,130	2,999,056

8.                                      The ratification of the selection of KPMG LLP as the Company’s independent registered public accounting firm for 2014:

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Ratification of KPMG as independent auditors	41,721,217	324,312	110,673	—

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit

3.1

Second Amended and Restated Certificate of Incorporation of CF Industries Holdings, Inc., effective as of May 14, 2014 (incorporated by reference to Exhibit 4.1 to CF Industries Holdings, Inc.’s Registration Statement on Form S-8 filed with the SEC on May 14, 2014, File No. 333-195936)

3.2

Second Amended and Restated Bylaws of CF Industries Holdings, Inc., effective as of May 14, 2014 (incorporated by reference to Exhibit 4.2 to CF Industries Holdings, Inc.’s Registration Statement on Form S-8 filed with the SEC on May 14, 2014, File No. 333-195936)

3.3

Second Amended and Restated Bylaws of CF Industries Holdings, Inc., effective as of May 14, 2014, marked to show changes against the Amended and Restated Bylaws of CF Industries Holdings, Inc., as amended through May 14, 2013

10.1

CF Industries Holdings, Inc. 2014 Equity and Incentive Plan (incorporated by reference to Appendix C to CF Industries Holdings, Inc.’s Definitive Proxy Statement on Schedule 14A filed with the SEC on April 3, 2014)

10.2	Award Amendment Agreement relating to the Equity Award Agreements between CF Industries Holdings, Inc. and Stephen R. Wilson

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 19, 2014	CF INDUSTRIES HOLDINGS, INC.

	By:	/s/ Douglas C. Barnard
		Name:	Douglas C. Barnard
		Title:	Senior Vice President, General
Counsel, and Secretary

EXHIBIT INDEX

Exhibit No.	Description

3.1

Second Amended and Restated Certificate of Incorporation of CF Industries Holdings, Inc., effective as of May 14, 2014 (incorporated by reference to Exhibit 4.1 to CF Industries Holdings, Inc.’s Registration Statement on Form S-8 filed with the SEC on May 14, 2014, File No. 333-195936)

3.2

Second Amended and Restated Bylaws of CF Industries Holdings, Inc., effective as of May 14, 2014 (incorporated by reference to Exhibit 4.2 to CF Industries Holdings, Inc.’s Registration Statement on Form S-8 filed with the SEC on May 14, 2014, File No. 333-195936)

3.3

Second Amended and Restated Bylaws of CF Industries Holdings, Inc., effective as of May 14, 2014, marked to show changes against the Amended and Restated Bylaws of CF Industries Holdings, Inc., as amended through May 14, 2013

10.1

CF Industries Holdings, Inc. 2014 Equity and Incentive Plan (incorporated by reference to Appendix C to CF Industries Holdings, Inc.’s Definitive Proxy Statement on Schedule 14A filed with the SEC on April 3, 2014)

10.2	Award Amendment Agreement relating to the Equity Award Agreements between CF Industries Holdings, Inc. and Stephen R. Wilson